FOR RELEASE                                          CONTACT: Mike Magusiak
October 15, 2003                                              President
3:05 p.m. Central Time                                        (972) 258-5509
(972) 258-4525


                         CEC ENTERTAINMENT, INC. REPORTS
                          RECORD THIRD QUARTER RESULTS

IRVING, TEXAS - CEC Entertainment, Inc. (NYSE:"CEC") today announced record earnings for the third quarter ended September 28, 2003.

Revenues for the third quarter of 2003 increased to $170.1 million from $148.9 million in the third quarter of 2002. Net income in the third quarter of 2003 increased to $16.8 million from $16.5 million in the same period of 2002. Earnings per share on a diluted basis increased to $0.64 per share in the third quarter of 2003 from $0.59 per share in the third quarter of 2002. Financial results in the third quarter of 2003 include a pre-tax charge of $4.25 million related to the settlement of pending litigation. The Company has issued a separate press release simultaneously with this press release that describes the litigation and settlement in greater detail.

Revenues for the first nine months of 2003 increased to $507.1 million from $464.1 million in the first nine months of 2002. Net income in the first nine months of 2003 increased to $59.0 million from $58.7 million in the same period of 2002. Earnings per share on a diluted basis in the first nine months of 2003 increased to $2.18 per share from $2.06 per share in the first nine months of 2002.

Mike Magusiak, President said, "Strong sales performance in the third quarter resulted in a 14.2% increase in revenues and a 5.3% increase in comparable store sales. Diluted earnings per share in the quarter increased 8.5% despite an after-tax charge of approximately $0.10 per diluted share related to the settlement of pending litigation. Strong cash flow from operations of $122 million during the first nine months of the year enabled the Company to fund $61 million of capital expenditures and repurchase almost $72 million of treasury shares. During the third quarter, the Company completed a $25 million stock repurchase program authorized in June of this year and repurchased another $37 million of treasury shares under the current $50 million stock repurchase program."

Mr. Magusiak further added, "Assuming a modest increase in comparable store sales and an increase in food costs of approximately $1.2 million due to higher cheese prices in the fourth quarter, we expect diluted earnings per share to range from $0.44 to $0.45 per diluted share in the fourth quarter of 2003. Based on our initial outlook, we estimate earnings for 2004 of approximately $3.00 to $3.05 per diluted share."

Richard M. Frank, Chairman and Chief Executive Officer stated that, "We are pleased with the strong operating performance of our stores in the third quarter and believe our long-term strategies of reinvesting in our core stores, increasing the number of stores through new store development and building on operational execution will create long-term value for our shareholders."

Certain statements in this press release, other than historical information, may be considered forward-looking statements, within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, and are subject to various risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on CEC's operating results, performance or financial condition are its ability to implement its growth strategies, national, regional and local economic conditions affecting the restaurant/entertainment industry, competition within each of the restaurant and entertainment industries, store sales cannibalization, success of its franchise operations, negative publicity, fluctuations in quarterly results of operations, including seasonality, government regulations, weather, school holidays, commodity, insurance and labor costs.

CEC Entertainment, Inc. operates a system of 455 Chuck E. Cheese's restaurants in 47 states, of which 404 are owned and operated by the Company. # # #

                             CEC ENTERTAINMENT, INC.
                              RESULTS OF OPERATIONS
                                   (Unaudited)
                       (Thousands, except per share data)


                                                         Quarter Ended                   Year to Date Ended
                                                   -------------------------          -------------------------
                                                   09/28/03         09/29/02          09/28/03         09/29/02
                                                   --------         --------          --------         --------
Revenues:

      Food and beverage                            $112,286          $97,561          $334,363         $307,680
      Games and merchandise                          56,886           50,518           170,150          153,723
      Franchise fees and royalties                      962              731             2,620            2,434
      Interest income                                     4              111                16              293
                                                    -------          -------           -------          -------
                                                    170,138          148,921           507,149          464,130

Costs and expenses:
      Cost of sales                                  75,027           65,598           221,419          203,301
      Selling, general and
         administrative expenses                     25,158           18,105            65,793           56,530
      Depreciation and amortization                  11,381            9,978            33,338           28,651
      Interest expense                                  503              332               967              881
      Other operating expenses                       30,553           27,837            89,214           78,762
                                                    -------           ------          --------         --------
                                                    142,622          121,850           410,731          368,125

Income before income taxes                           27,516           27,071            96,418           96,005

Income taxes                                         10,676           10,532            37,410           37,346
                                                    -------          -------           -------          -------

Net income                                          $16,840          $16,539           $59,008          $58,659
                                                    =======          =======           =======          =======

Earnings per share:
      Basic                                            $.65             $.60             $2.20            $2.11
      Diluted                                          $.64             $.59             $2.18            $2.06
Weighted average
   shares outstanding:
      Basic                                          25,887           27,564            26,707           27,742
      Diluted                                        26,499           27,987            27,056           28,322


                             CEC ENTERTAINMENT, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                                   (Unaudited)
                      (Thousands, except number of stores)


                                                        Quarter Ended                    Year to Date Ended
                                                   -------------------------          -------------------------
                                                   09/28/03         09/29/02          09/28/03         09/29/02
                                                   --------         --------          --------         --------
Cost of sales:

      Food, beverage and related supplies          $ 21,222          $17,774          $ 61,437         $ 56,927
      Games and merchandise                           7,483            6,576            21,972           19,537
      Labor                                          46,322           41,248           138,010          126,837
                                                   --------          -------          --------         --------
                                                   $ 75,027          $65,598          $221,419         $203,301
                                                   ========          =======          ========         ========


Number of Company-owned stores:
Beginning of period                                     391              365               384              350
New                                                      10                6                18               19
Acquired from franchisees                                                                                     3
Closed                                                                                      (1)              (1)
                                                       -----           -----              ----             ----
End of period                                           401              371               401              371
                                                       ====            =====              ====             ====

Number of Franchised stores:
Beginning of period                                      51               49                50               52
New                                                                                          1
Acquired from franchisees                                                                                    (3)
Closed
                                                       ----             ----              ----             ----

End of period                                            51               49                51               49
                                                       ====             ====              ====             ====



                             CEC ENTERTAINMENT, INC.
                           CONSOLIDATED BALANCE SHEETS
                        (Thousands, except share amounts)

                                                                                      September 28,         December 29,
                                                                                          2003                  2002
                                                                                      -------------         ------------
                                                                                       (Unaudited)
   ASSETS

  Current assets:

     Cash and cash equivalents......................................................          $ 9,300          $ 12,214
     Accounts receivable............................................................            9,358            11,270
     Inventories....................................................................           11,142            10,716
     Prepaid expenses...............................................................            7,169             5,500
     Deposit for redeemable preferred stock redemption..............................            2,795
     Deferred tax asset.............................................................              804             1,319
                                                                                             --------          --------
     Total current assets...........................................................           40,568            41,019
                                                                                             --------          --------

  Property and equipment, net.......................................................          519,792           493,533
                                                                                             --------          --------

  Notes receivable from related parties ............................................                              3,825
                                                                                             --------          --------

  Other assets......................................................................            1,957             1,326
                                                                                             --------          --------
                                                                                            $ 562,317         $ 539,703
                                                                                            =========         =========

  LIABILITIES AND SHAREHOLDERS' EQUITY

  Current liabilities:
     Current portion of long-term debt..............................................         $    161         $     143
     Accounts payable and accrued liabilities.......................................           61,508            43,002
     Redeemable preferred stock.....................................................            2,795
                                                                                            ---------        ----------
          Total current liabilities.................................................           64,464            43,145
                                                                                            ---------        ----------

  Long-term debt, less current portion..............................................           66,925            62,349
                                                                                            ---------        ----------

  Deferred rent.....................................................................            4,740             4,086
                                                                                            ---------        ----------

  Deferred tax liability............................................................           45,754            38,156
                                                                                            ---------        ----------

  Other liabilities.................................................................            4,750             4,750
                                                                                            ---------        ----------

  Commitments and contingencies

  Redeemable preferred stock........................................................                              2,549
                                                                                            ---------        ----------

  Shareholders' equity:
     Common stock, $.10 par value; authorized 100,000,000 shares;
      35,777,417 and 35,669,773 shares issued, respectively ........................            3,578             3,567
     Capital in excess of par value.................................................          205,060           201,936
     Retained earnings .............................................................          367,124           308,277
     Accumulated other comprehensive income (loss) .................................              577               (91)
     Less treasury shares of 10,467,645
        and 8,409,169, respectively, at cost........................................         (200,655)         (129,021)
                                                                                            ---------         ---------
                                                                                              375,684           384,668
                                                                                            ---------         ---------
                                                                                            $ 562,317         $ 539,703
                                                                                            =========         =========